Investor Day 2026
Realizing The Intrinsic Value…Again

May 8, 2026

Realizing The Intrinsic Value...Again

Topic	Speaker
Welcome and Introduction	Jeff Geyer
Realizing The Intrinsic Value...Again	Joe Zubretsky
Compelling Financial Profile	Mark Keim
Q&A	Joe Zubretsky Mark Keim Jim Woys

Cautionary Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This presentation and the accompanying oral remarks include numerous forward-looking statements regarding, without limitation, our 2029 performance outlook, our 2029 premium revenue, and our 2029 adjusted EPS targets; medical cost trends; Medicaid, Medicare, and Marketplace rates; legislative and regulatory changes and impacts; our projected growth, including RFP and M&A opportunities; our implementation of the Florida Children's Medical Services program contract; our implementation of artificial intelligence initiatives and expected capabilities; our general and administrative expenses; our embedded earnings and their realization; our capital deployment; our guidance for the balance of 2026; and our premium outlook for 2027. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. Readers and listeners are cautioned not to place undue reliance on any forward-looking statements as forward-looking statements are not guarantees of future performance, and the Company's actual results may differ materially due to numerous known and unknown risks and uncertainties. Those risks and uncertainties are discussed under the headings, "Forward-Looking Statement" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and also in the Company's quarterly reports, current reports, and other reports and filings with the Securities and Exchange Commission, or SEC. These reports can be accessed under the investor relations tab of the Company's website or on the SEC's website at www.sec.gov. All forward looking statements in this presentation represent management's judgment as of May 8, 2026, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations.

Cautionary Statement

Use of Non-GAAP Financial Measures:

In this presentation, we refer to adjusted earnings per share, adjusted G&A ratio, and adjusted pre-tax margin, which are non-GAAP financial measures. We believe that these measures provide useful information to investors as they highlight our operational performance and profitability trends by excluding non-cash charges and items that are not indicative of our core operating results ("adjustments"), and they also are used internally to enable management to assess the Company's performance consistently over time. However, these measures may not be comparable to similarly titled measures used by other companies. A reconciliation of the measures to the most directly comparable Generally Accepted Accounting Principles (GAAP) measures, is provided in the table at the end of this presentation.

Adjusted earnings per share is defined as adjusted net income divided by weighted average common shares outstanding on a fully diluted basis. Adjusted net income is defined as GAAP net income recognizing adjustments, net of tax. Adjusted G&A ratio is defined as GAAP G&A ratio, recognizing adjustments. Adjusted pre-tax margin is defined as adjusted pre-tax income, divided by total revenue. These measures are not prepared in accordance with GAAP and should not be considered as an alternative to net income, cash flow from operations, or any other measure of financial performance calculated in accordance with GAAP.

In this presentation, we also refer to our performance outlook for 2029, including our adjusted earnings per share target and our adjusted pre-tax margin. Management is unable to reconcile these measures to the growth in our GAAP earnings per share or our GAAP pre-tax margin, the most directly comparable GAAP measures, without unreasonable effort due to the unknown impact from exit or disposal activities related to the MAPD product, non-recurring costs associated with acquisitions, and also from the amortization of intangible assets related to acquisitions, which cannot be determined until purchase accounting valuations are completed

Realizing The Intrinsic Value…Again

Joe Zubretsky
President and Chief Executive Officer

Realizing The Intrinsic Value…Again

- Performance Outlook
- Current Environment
- Investment Thesis
- The Growth Model
- Franchise Retrospective
- Operating Excellence

Performance Outlook

2029 Performance Outlook

2029 targets reflect modest margin expansion and sustainable revenue growth

Total Premium	$64 Billion	15% CAGR
Consolidated MCR	91% - 92%	⬇ ~100 bps vs. 2026
Adjusted Pretax Margin	2% - 3%	⬆ ~150 bps vs. 2026
Adjusted EPS	$25	~70% CAGR

...while continually refreshing embedded earnings to support forward growth

2029 Premium Revenue Target

Premium CAGR of 15% reflects current footprint, embedded revenue from contracts already won, strong track-record of winning new RFPs, and highly accretive M&A


In $ Billions
Organic Growth
~12% CAGR
Acquisitions
~3% CAGR
3 Year Premium
~15% CAGR
~$42
$5
$6
$7
$4
~$64
2026 Guidance
Current Footprint
Embedded Future Revenue
Projected Initiatives
M&A
2029 Target

2029 Adjusted EPS Target

EPS CAGR of 70% reflects many value-creating components and requires only a modest improvement in the Medicaid rate and trend imbalance


~20% CAGR
~25% CAGR
~25% CAGR
3 Year EPS
~70% CAGR
≥ $5.00
$6.00
$6.75
$7.25
$25.00
• Operating leverage
• Share repurchases
• Embedded earnings on secured revenue
• Projected initiatives
• M&A
• MCR improves ~40 bps annually on current footprint
2026 Guidance
Operating Discipline
Future Revenue Growth
Current Revenue MCR Recovery
2029 Target

Adjusted EPS Target Sensitivity

A range of outcomes likely driven by several medical cost trend scenarios

	2029 Key Metrics				
	Margin Scenario	Consolidated MCR	Adjusted Pretax Margin	Adjusted EPS	Trend Scenario
2029 Target	High-end	91.0%	3.0%	$30	Trend moderately decreases
	Midpoint	91.5%	2.5%	$25	Trend remains flat
	Low-end	92.0%	2.0%	$20	Trend moderately increases

Segment Outlook

Embedded revenue and projected initiatives drive higher organic growth targets, while current rate and trend imbalance yields higher MCR targets


Medicaid Recalibration
Medicare Rejuvenation
Marketplace Rationalization
Organic Growth
7% to 9%
12% to 14%
Prior Target
CAGR to 2029 Target
12% to 14%
10% to 14%
Prior Target
CAGR to 2029 Target
5% w/ Optionality
5% w/ Optionality
Prior Target
CAGR to 2029 Target
Target MCR
88% to 89%
91.5% to 92.5%
Prior Target
2029 Target
87% to 88%
90% to 91%
Prior Target
2029 Target
78% to 80%
80% to 85%
Prior Target
2029 Target

Medicaid Margin Restoration: Trend

We expect trend will moderate with a normalized risk pool and continued medical cost management

1. Post-pandemic redetermination acuity shift is behind us
2. Mix of lower acuity members are below pre-pandemic levels
3. Continued best-in-class medical cost management at Molina
4. Behavioral health and Applied Behavioral Analysis mitigated by medical cost management protocols
5. Increasing focus on addressing fraud, waste, and abuse

Medicaid Margin Restoration: Rates

We expect rate recovery combined with continued operating excellence will restore Medicaid margins

1. Managed Medicaid is underfunded by 300 bps in Molina's markets
2. Actuarial soundness is foundational to Medicaid
3. States continue to give off-cycle adjustments
4. Future baseline periods will reflect the higher 2025 baseline
5. Highest cost trend drivers are discretely captured in rate cells

Investment Thesis

Investment Thesis

We believe current margin compression is cyclical and temporary, and disciplined capital management will drive shareholder value

- ✓ Pure play government sponsored healthcare
- ✓ Credible path to attractive margins
- ✓ Sustainability of government sponsored programs
- ✓ High return capital deployment
- ✓ Double digit profitable revenue growth
- ✓ Proven management team

Franchise Retrospective

The Molina Franchise

Leading pure-play, government-sponsored managed care franchise with depth, breadth, and scale

FORTUNE 500				
111 Ranking	**$42B** Premium Revenue 2026G	**5.0M** Members YE 2026G	**21** States 2026	**3** Products Medicaid, Medicare and Marketplace

Franchise Retrospective

A durable and sustainable growth engine drove long-term shareholder value from 2018 through our peak performance in 2024

1. 14% CAGR premium growth
2. Consistently best in-class adjusted pretax margins averaging ~4.5%
3. Deployed over $8 billion of capital with ~$6 billion internally generated
4. New RFP win rate of ~80% contributing over $20 billion in premium
5. 8 acquisitions contributing $10 billion in acquired revenue
6. Total Shareholder Return of ~150%

Note: Financial metrics reflect performance for the period 2018 – 2024. TSR reflects Dec. 31, 2018 to Dec. 31, 2024

Diversified and Balanced Portfolio

Geographically diversified portfolio of complementary product segments

Well Diversified 21 State Portfolio



Percent of Total Premium Revenue

5% or less | 6-10% | >10%

Synergistic Medicare and Marketplace Segments Complement Medicaid


5%
Marketplace
16%
Medicare
~$42B
2026G
Premium
79%
Medicaid

Balanced Growth

Molina's pivot to growth produced balanced organic growth and M&A that more than doubled premium, while maintaining leading Managed Medicaid margins and securing $6 billion of embedded revenue



In $ Billions
Organic Growth
~9% CAGR
Acquisitions
~6% CAGR
Total Premium
~15% CAGR
~$16
$6
$10
$10
~$42
2019
Legacy Footprint
Strategic Initiatives
M&A
2026 Guidance

Procurement History

Highly successful track-record of winning state RFPs since the growth strategy began in 2019

Reprocurement Wins



90% win rate

$14B of retained revenue

New RFP Wins



80% win rate

$20B of new revenue

M&A Timeline

Eight transactions sequenced for manageable integration with over $10 billion in premium


YourCare Health Plan
Magellan Complete Care
Affinity Health Plan
Cigna Texas Medicaid
AgeWell New York
My Choice Wisconsin
Bright Healthcare
ConnectiCare
2019
2020
2021
2022
2023
2024
2025

Note: Reflects transaction announcement date

Franchise Retrospective

Adjusted EPS Growth

14% adjusted EPS CAGR through 2024 and industry-leading margins. Industry-wide imbalance of rates and trend significantly reduced earnings in 2025 and 2026



Stabilize the Business
Pivot to Growth
Turbo Growth
Trend Inflection
Margin Recovery
$11.57
$10.67
$13.54
$1.87
$1.00
$17.92
$4.75
$2.50
$20.88
$6.71
$3.50
Organic growth in current footprint
Realized Embedded Earnings
$22.65
$6.48
$5.50
Trend above historical average without offsetting rates
$11.03
≥$5.00

	2019	2020	2021	2022	2023	2024	2025	2026
Premium ($B)	$16.2	$18.3	$26.9	$30.9	$32.5	$38.6	$43.1	$42.0
Pretax Margin	5.8%	4.8%	3.8%	4.4%	4.8%	4.3%	1.6%	0.8%

Note: See "Reconciliation of Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measure.

Current Environment

Margin Pressures

Current Molina margins are below trailing performance due to significant inflections in cost trend


Medicaid
4.7%
2.8%
1.2%
2021-2024
2025
2026G
Medicare
3.4%
(0.6%)
(1.7%)
2021-2024
2025
2026G
Marketplace
2.9%
(4.1%)
1.7%
2021-2024
2025
2026G

Medicaid Margin Perspective

Managed Medicaid is underfunded by 300 bps. Molina outperforms the industry by 400 bps due to medical cost management and operating efficiency

Managed Medicaid


2025 Molina Markets
1.5%
(300 bps)
~(1.5%)
Actuarial Target
Rate / Trend Imbalance
Managed Medicaid

Molina vs. Managed Medicaid


Molina's advantage
2.8%
~200 bps
~200 bps
~(1.5%)
Managed Medicaid
Statutory MCR
Operating Costs
2025 Adjusted Pretax Margin

Regulatory Developments

The regulatory environment has been fluid. We believe we have captured the long-term impact of current regulatory developments

	Medicaid	Medicare Duals	Marketplace
Catalysts	– Rate actuarial soundness – Fraud, waste, and abuse – FMAP funding	– Exclusively Aligned Enrollment – Future rate updates – Risk adjustment constraints	– Reintroduction of enhanced subsidies – Enrollment stabilization – Cost sharing reductions
Challenges	– Work requirements – Semiannual reverifications – Undocumented immigrants – Provider and MCO taxes	– RADV audits – Stars – Quality and access standards	– Catastrophic plans – "No-network" plans – Program integrity

Medicaid Membership Pressure

One Big Beautiful Bill and other state initiatives are expected to reduce enrollment 2% to 3% annually through 2029 with only a minor acuity shift

Work Requirements	Phased decrease in the Medicaid Expansion population
Semiannual Reverifications	Higher "churn" due to fluctuating incomes or incomplete paperwork
Program Integrity	Efforts to reduce fraud, waste, abuse, and duplicative enrollments
Immigrant Enrollment	Reduced coverage

The Growth Model

Medicaid / Medicare Duals / Marketplace / Accretive M&A

Medicaid Organic Growth

Organic CAGR target of 12% - 14% is driven by significant embedded revenue and projected strategic initiatives

Strategic Initiative Opportunity

1 Win new RFP States — **$6B**

Current Footprint

A Rate expectations — **4% - 5%**

B Projected Membership — **(2%) - (3%)**

Organic Premium Revenue Opportunity


2%
6%
4% to 6%
12% to 14%
Current Footprint Eligibles + Yield
Embedded Revenue
Projected Initiatives
CAGR to 2029 Target

Source: Total current footprint and yield reflect the Company's projections for membership growth and rate expectations

The Growth Model

New State RFP Opportunity

New state RFPs yield $90 billion of total market revenue opportunity by 2029

Contract Inception Year	States	Annual Contract Value
2027	MO, AZ (LTC), NV (BH), TX STAR Kids	~$10B
2028	LA, D.C., IL (Foster), AK, AZ (BH, Regions)	~$25B
2029	ID, IN, NC, HI, NH, PA	~$55B
Total Contract Value		~$90B
Projected Market Share		~20%
Revenue Opportunity		~$18B
Projected Win Rate	*~80% historical win rate*	~33%
2029 Molina Outlook Opportunity		~$6B

RFP Proofpoint: Florida Children's Medical Services

Molina's best-in-class RFP engine secured a $6 billion win at projected attractive margins

$6 billion in premium

One of the largest awards in Managed Medicaid history

- Business development engine competed hard, submitting a world class proposal
- Proven success in serving high acuity, low-income populations
- Clinical excellence and BH competency are core to success

~2.5% pretax margin, ~$2.00 EPS

At full implementation

- Molina has demonstrated ability to make margins where other health plans have not
- 2026 EPS headwind of $1.50 is typical for new contracts and proportional to the revenue
- Even at break even margins, fixed cost leverage drives significant shareholder value



Children's Medical Services Plan BY MOLINA HEALTHCARE

Medicare Duals Organic Growth

Organic CAGR target of 10% - 14% is driven by the current footprint and projected initiatives

Strategic Initiative Opportunity

1 Exit MAPD ($1B)

2 Increase Medicare Duals market share $1B

Organic Premium Revenue Opportunity


12%
(4%)
2% - 6%
10% - 14%
Current Footprint Eligibles + Yield
MAPD Exit
Projected Initiatives
CAGR to 2029 Target

Source: Total current footprint and yield reflect the Company's projections for Duals and non-Duals membership growth and average rate

Medicare Duals: Exclusively Aligned Enrollment Catalyst

Molina's Medicaid footprint is well positioned to benefit from CMS and state transition to Exclusively Aligned Enrollment of Medicaid and Medicare products

CMS Guidance	– The 2025 Final Rule encourages increased integration of Medicare and Medicaid – The new rule also delegates policy and implementation decisions to individual states			
State Alignment Policy	**Previous**		**Future Strong Form**	
	Any D-SNP MCO can enroll Duals		Only MCOs with Medicaid and Medicare can enroll Duals	
Implications for Molina	Medicaid Service Area Market Share 16%	Duals Service Area Market Share 6%	Medicaid Service Area Market Share 16%	Potential Duals Service Area Market Share 10% - 16%

Increase Duals Market Share

Increasing Duals alignment and focus on fundamental operating tactics will drive significant market share opportunity



Service Area Market Shares

- 1% or Less
- 2-5%
- >5%

Actions

1%
Increase in service area market share from 6% to 7%

$1B
2029 Revenue Opportunity

- State duals alignment
- Product design
- Distribution expansion
- Stars improvement

Marketplace Organic Growth

Organic CAGR target of 5% is driven by the current footprint with optionality for growth as we observe the future stability of the risk pool

Strategic Initiative Opportunity

1. Maintain market share and growth optionality
2. Focus on subset of scale markets where we win

Organic Premium Revenue Opportunity



5% w/ Optionality
Optionality
5%
Current Footprint Eligibles + Yield
Projected Initiatives
CAGR to 2029 Target

M&A Pipeline

The acquisition pipeline remains robust with many remaining actionable and valuable opportunities


~250 Potential Government-Sponsored Healthcare Targets
Strategic Fit and Synergies
Near-Term Target List

1. Numerous acquisition opportunities are actionable
2. Turnarounds provide attractive economics
3. Capitated risk, not services or vertical integration
4. 2029 premium revenue target includes $4 billion of acquired revenue
5. Target value close to book value – little to no goodwill value

Operating Excellence

Operating Excellence

It is not only what we do but how we do it that has and will continue to be key

Fundamentals of Medical Cost Management

The Molina Playbook and Franchise Model

Best-in-Class Operating Platforms

The Team

Fundamentals of Medical Cost Management

Numerous capabilities drive medical cost efficiencies with focus on high-acuity populations


Risk Adjustment
Care Management
Analytics
Utilization Management
Quality
Payment Integrity
Pharmacy
Network

- State-of-the-art medical economics platform
- Utilization management
- High-acuity care management
- FFS and value-based contracting
- Payment integrity
- Centers of Excellence for behavioral health, pharmacy, and LTSS

Case Study: Behavioral Health Cost Management

Molina's medical cost management addresses behavioral health trends with the highest costs through a variety of cost management protocols

Who they Are

- Members with BH diagnoses are 25% of membership but drive 45% of the costs
- Severe mental illness & substance use disorder
- State mandated access and benefits

Top Cost Categories

- Care management for SMI and SUD
- Avoidable ED and readmissions
- Applied Behavioral Analysis (ABA)

How they Trend

- BH trend of 12% and physical trend of 9%
- Utilization of services increased +20%
- ABA cost growth exceeds overall BH trend

Cost Management Protocols

- Care management and readmission management
- Payment integrity and fraud, waste, and abuse
- Specialty value-based contracting

Best-in-Class Operating Platforms

Integrated best-in-class operating platforms and efficiency at scale drive 50 bps of improvement in the G&A ratio in the 2029 outlook

1. One administrative platform across the 21-state footprint
2. Acquisitions are fully-integrated and benefit from operating leverage
3. Fully migrated to a cloud-based architecture
4. Seamless "plug and play" of new technologies and vendors
5. Analytics drive insights to optimize member and state partners
6. Rigorous expense and vendor management culture

…and future artificial intelligence will enable more effectiveness

Artificial Intelligence at Molina

We target 100 to 150 bps of additional benefit to margins from AI, incremental to the 2029 outlook

The Range of Opportunities


Marginal Operating Cost Savings
Redefining traditional medical care
Re-imagining managed care processes

Molina Administrative Objectives

- Efficiency and productivity of existing processes
- Move to reimagining managed care processes

Molina Cost of Care Opportunities

- Medical economics excellence
- Combat provider billing tactics
- Network sculpting
- Enhancements do not replace clinical insights
- Result: maintain best-in-class MCR

The Molina Playbook

Proven execution of the Molina Playbook and franchise model drive sustainable value creation


The Molina Playbook
Leadership Values
Operating Model
Management Process
Organization Design
Talent
Decision Rights

The Franchise Model

- Health plans exercise local control
- Enterprise provides value-added services
- Unified decision-making
- Leverage best practices
- Reduce performance variability
- Mitigate risk exposure

The Team

No names or organizational charts appear on this page....that is a cultural statement

Who?	What?	How?
☑ Battle-hardened veterans	☑ Subject matter expertise	☑ Lead not just manage
☑ New-age thinkers	☑ Performance-driven	☑ Team before self
☑ Deep bench	☑ Field generals	☑ Integrity and character

Effort is appreciated but results are rewarded

Compelling Financial Profile

Mark Keim
Chief Financial Officer

Compelling Financial Profile

Margin Recovery	2029 Financial Targets
2026 Guidance	Capital Foundation
2027 Outlook	Performance Outlook

Margin Recovery

Perspectives on Medicaid Trend

Medical cost trend accelerated abruptly and was more than twice the historical average in 2025

Molina Annual Net Trend


3% to 4%
3.0%
4.0%
6.5%
2.5%
4.0%
7.5%
2.5%
5.0%
5.0%
Acuity mix shift
Core
Historical Average
2022
2023
2024
2025
2026 Guidance

Drivers of Trend

- Post pandemic redetermination acuity mix shift
- High-cost drugs
- Behavioral Health services
- Prevalence of chronic and high-cost conditions
- More complex visits and procedures per visit
- Provider upcoding pressures
- 20% base increase since redeterminations

Medicaid Post-Pandemic Acuity Shift

Margin Recovery

Membership and risk pool now stabilized as significant declines from post pandemic redetermination reduced the mix of lower acuity members and trends



Public Health Emergency
Redetermination
Since Redeterminations
National Enrollment
National Enrollment down ~20%
Lower Acuity Members
(% of Members)
Mix of lower acuity members is down ~5% and below pre-pandemic levels
Medical Costs
(Per member, per month)
Medical costs increased ~20% and trend averaged ~6.5%
2020
2021
2022
2023
2024
2025

Source: Enrollment (CBO), Medical Cost PMPM (Internal Data), Lower acuity members (Internal Data)

MOLINA HEALTHCARE

Medicaid Rate Advocacy

Molina engages states to enhance in-depth actuarial reviews and program design changes

State Advocacy	Actuarial Review
– Review inadequate rates with state regulators – Work jointly on rate issues through state health plan associations – Engage with CMS to enhance oversight of rate setting process – Increase use of managed care initiatives	– Actual vs. expected trend assumption reviews – Shared emerging claims trend data – Impact of benefit and program changes (e.g. GLP-1's, BH) – Adjust benefits for over-utilized healthcare services

Source: Company estimates

Medicaid Market Risk Pool

Rate setting on total market population cost base provides Molina opportunity to continually drive MCR outperformance

- Cost trend included in rates as CMS requires rate setting to be actuarially sound
- State actuarial processes set rates on total program population, not individual MCO's
- Molina's best-in-class margins driven by continually outperforming total state populations
- All plans must satisfy quality requirements

Example Market MCRs


Molina Outperformance
92%
MOLINA HEALTHCARE
94%
93%
94%
97%
Plan 1
25%
Total Population
Plan 2
25%
Plan 3
25%
Plan 4
25%
Example Market Share

Medicaid Margin Outlook


Margin Recovery

Molina's Medicaid markets are currently underfunded by 300 bps. Molina's margin advantage means we need just 90 bps of Medicaid MCR improvement to achieve 2029 target margin


Managed Medicaid Pretax Margins
Molina Markets
Actuarial Target @ 1.5%
(1.5%)
300 bps
1.5%
Current Environment
Rate / Trend Improvement
Target Margin


Molina Medicaid Pretax Margins
1.2%
MCR ~0.9%
G&A ~0.5%
2.5%
2026 Guidance
Margin Improvement
2029 Target

Segment Margin Outlook

Margin improvement driven by lower MCRs and G&A ratios in all segments by 2029

	MCR %		Adjusted Pretax Margin	
	2026 Guidance	2029 Target	2026 Guidance	2029 Target
Medicaid	92.9%	92.0%	1.2%	2.5%
Medicare	94.0%	90.5%	(1.7%)	2.5%
Marketplace	85.5%	82.5%	1.7%	~5.0%
Consolidated	**92.6%**	**91.5%**	**0.8%**	**2.5%**

2026 Guidance

2026 Guidance

With strong 1Q26 performance, full year 2026 guidance is reaffirmed

	FY 2025 Actual	1Q 2026 Actual	FY 2026 Guidance
Premium Revenue	$43B	$10B	$42B
Adjusted EPS	$11.03	$2.35	≥ $5.00
MCR %	91.7%	91.1%	92.6%
Medicaid	91.8%	92.0%	92.9%
Medicare	92.4%	89.8%	94.0%
Marketplace	90.6%	84.0%	85.5%
Adjusted G&A %	6.5%	6.9%	6.4%
Adjusted Pretax Margin %	1.6%	1.6%	0.8%
Share Count	52.9M	51.0M	51.1M

Note: See "Reconciliation of Non-GAAP Financial Measures" for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measure.

1Q 2026 Highlights

Strong performance across all segments. Full year 2026 guidance is reaffirmed

1Q 2026 Financial Highlights

- Premium revenue of $10.2 billion
- Adjusted pretax margin was 1.6%
- Segment MCRs were in line or better than internal expectations

FY2026 Guidance Highlights

- Reaffirming at least $5.00 adjusted EPS is prudent at this early point
- 1Q26 and 2Q26 results will provide a time-tested base off of which to project 2H26

Medicaid

- Same-store attrition increased to 6%
- FY26 rates remain at 4%, with potential updates
- FY26 medical cost trend remains at 5%

Medicare & Marketplace

- Medicare in line with expectations after MMP members transitioned to integrated products
- Year-end Marketplace membership guidance now ~250K members with 70% renewal

Embedded Earnings

Embedded earnings of $9.00 reflect in-flight strategic initiatives at target margins and the benefit of enterprise fixed cost leverage. At least $4.50 will be realized in 2027

Driver	Premium	Prior	Δ	Revised	
Current Revenue	$8B	$5.00	($2.25)	$2.75	• Medicare Duals wins • ConnectiCare • **Florida CMS implementation costs = $1.50 in 2027**
Future Revenue	$6B	$6.00	($1.75)	$4.25	• Florida CMS • Georgia • Texas Star+CHIP • **MAPD exit & current losses = $1.00 in 2027**
	--	--	$2.00	$2.00	• **Operating leverage on $6B of future revenue = $2.00 in 2027**
Total	$14B	>$11.00	($2.00)	$9.00	

2027 Outlook

2027 Premium Outlook

Strong premium growth of 14% to ~$48 billion in 2027 is driven by embedded future revenue


In $ Billions
~$42
~$1.5
~$4.5
~$48
- Florida CMS annualization
- Georgia on 7/1
- Texas on 9/1
- MAPD exit for 2027
2026 Guidance
Current Footprint
Embedded Future Revenue
Other Initiatives
2027 Outlook

2027 Adjusted EPS Building Blocks

Known items drive the initial EPS building blocks before any further realization of embedded earnings or improvement in the Medicaid MCR



Items in embedded earnings
≥ $5.00
$1.50
$1.00
$2.00
Every 100 bps on the MCR is ~$5.00
2026 Guidance
FL-CMS
MAPD Exit
Operating Leverage
Other Embedded Earnings
Legacy Medicaid MCR
2027 Outlook

2029 Financial Targets

2029 Premium Revenue Target

Premium CAGR of 15% reflects current footprint, embedded revenue from contracts already won, strong track-record of winning new RFPs, and highly accretive M&A



In $ Billions
Organic Growth
~12% CAGR
Acquisitions
~3% CAGR
3 Year Premium
~15% CAGR
~$42
$5
$6
$7
$4
~$64
2026
Guidance
Current
Footprint
Embedded Future
Revenue
Projected
Initiatives
M&A
2029
Target

2029 Projected Initiative Opportunity

2029 premium revenue target requires the realization of only ~25% of total identified premium opportunities


$27B
Marketplace $3B
Optionality
Medicare $6B
Increase Duals market share
Medicaid $18B
Win new RFP states
~$7B
Projected Initiatives
2029 Premium Opportunities

2029 Segment Targets

Molina has a clear formula to deliver organic premium growth and a sustainable MCR to achieve pretax margins

	Organic Premium Growth	Medical Care Ratio
Medicaid	12% - 14%	91.5% - 92.5%
Medicare	10% - 14%	90% - 91%
Marketplace	5% with Optionality	80% - 85%
Weighted Total At current portfolio mix	**11% - 13%**	**91% - 92%**

Pre-Tax Margin


91% - 92%
< 6%
2% - 3%
Medical Care Ratio
Adj. G&A Ratio
Pre-Tax Margin

Adjusted G&A Ratio Bridge

Molina improves the G&A ratio 50 bps through demonstrated fixed cost leverage on ~50% premium revenue growth. Any benefit from artificial intelligence is upside to margins


6.4%
(0.5%)
< 6%
2026 Guidance
Productivity and Operating Leverage
2029 Target
Artificial Intelligence Impact
2029 Target (w/ A.I.)

2029 Adjusted EPS Target

EPS CAGR of 70% reflects many value-creating components and requires only a modest improvement in the Medicaid rate and trend imbalance



Operating Discipline ~20% CAGR
Future Revenue Growth ~25% CAGR
Current Revenue MCR Recovery ~25% CAGR
3 Year EPS ~70% CAGR
≥ $5.00
$5.00
$2.00
$3.00
$1.00
$1.50
$1.00
$4.25
$2.75
$4.50
$25.00
MCR improves ~40 bps annually on current footprint
2026 Guidance
Operating Leverage
Share Repurchases
Projected Initiatives
M&A
Future Revenue
Current Revenue
Current Footprint
2029 Target
Embedded Earnings

Capital Foundation

Strong Capital Foundation

Strong balance sheet provides stability and supports growth projections

In $ Billions

1Q 2026 Credit Stats

Subsidiary Average RBC Ratio	311%
Net Debt / Capitalization	~48%
Revolver Capacity (undrawn)	$1.250

Future Ratios in Projections

	4Q27	4Q29
Net Debt / Capitalization	~45%	~45%
Additional Debt Capacity @ 50% Debt-to-Cap	~$0.8	~$1.2

Sources and Uses In Projections

Incremental capital required in projections:	
Organic growth	$1.2 - $1.6
M&A	$0.8 - $1.2
Share repurchase	$0.5 - $0.7
Total uses	~$3.0
Sources:	
Internal capital generated	$1.7
Incremental debt	$1.3
Total sources	$3.0

Capital Deployment Discipline

Capital deployment outlook prioritizes opportunities with the highest returns

		EPS Accretion	3 Year Capital Allocation Target
Re-invest in Business	– Organic growth is the highest priority – Most efficient use of capital to grow – All lines of business are high growth	✓✓✓	~45%
Accretive Acquisitions	– Robust pipeline – Disciplined approach – Strategic fit and operational synergies	✓✓	~35%
Return to Shareholders	– Share repurchases	✓	~20%

Performance Outlook

$25 Adjusted EPS Target in 2029: Fundamentals

1	Molina's Medicaid markets are currently underfunded by 300 bps. Molina outperforms the market by 400 bps
2	Medicaid outperformance is attributed to 200 bps on the MCR according to STAT filings and 200 bps on operating costs
3	Molina's Medicaid MCR improves 90 bps, only 30% of the 300 bps the market needs. Acuity shift from OBBB is modest
4	Molina's current operating cost ratios improve by 50 bps through productivity and fixed cost leverage
5	Combined RFPs and M&A will contribute $11 billion of premium over the next three years; 33% RFP win rate vs. 80% historical win rate and $4 billion in M&A
6	Medicare Duals achieve 2.5% pretax margins, lower than historic national Duals market and Molina MMP performance

2029 Performance Outlook

2029 targets reflect modest margin expansion and sustainable revenue growth

Total Premium	$64 Billion	15% CAGR
Consolidated MCR	91% - 92%	↓ ~100 bps vs. 2026
Adjusted Pretax Margin	2% - 3%	↑ ~150 bps vs. 2026
Adjusted EPS	$25	~70% CAGR

...while continually refreshing embedded earnings to support forward growth

Q&A

Reconciliation of Non-GAAP Financial Measures

Adjustments represent additions and deductions to GAAP net income as indicated in the table below, which include the non-cash impact of amortization of acquired intangible assets, acquisition-related expenses, and the impact of certain expenses and other items that management believes are not indicative of longer-term business trends and operations. Management's opinions on business trends and operations can change, so the adjustments included in the table may not be consistent from period to period.

	2022		2023		2024		2025		2026G(1)	
Net income per diluted share	$	13.55	$	18.77	$	20.42	$	8.92	$	1.90
Adjustments:										
Amortization of intangible assets		1.32		1.47		1.43		1.71		0.71
Acquisition-related expenses		0.83		0.12		1.14		1.04		1.28
Impairment (2) (3)		3.56		-		-		-		1.83
Other (4)		-		1.17		0.28		0.02		0.41
Subtotal, adjustments		5.71		2.76		2.85		2.77		4.23
Income tax effect		(1.34)		(0.65)		(0.62)		(0.66)		(1.13)
Adjustments, net of tax		4.37		2.11		2.23		2.11		3.10
Adjusted net income per diluted share	$	17.92	$	20.88	$	22.65	$	11.03	$	5.00

(1): Updated on April 22, 2026

(2): Impairment attributable to the Company's reduction in its leased real estate footprint, recognized in the fourth quarter of 2022

(3): Impairment attributable to the Company's decision in the first quarter of 2026 to exit the Medicare Advantage Prescription Drug product for 2027, resulting from the Company's strategic shift to focus exclusively on dual eligible members in Medicare

(4): 2025 and 2024 mainly include non-recurring litigation. 2024 mainly includes non-recurring termination benefits. 2023 mainly includes a non-recurring credit loss on 2022 Marketplace risk adjustment receivables and non-recurring litigation costs. 2022 mainly includes certain non-recurring costs associated with gain on lease termination and disposal of fixed assets

Adjusted G&A Ratio represents the GAAP G&A ratio, recognizing adjustments.

Adjusted pre-tax margin represents adjusted income before income tax expense, divided by total revenue.